                                                                    EXHIBIT 10.9

                                PROMISSORY NOTE

                                                                          [DATE]

$
 ------------

     For value received, the undersigned promises to pay to Rambus Inc., a Delaware corporation (the "Company"), or order, at its principal office the
principal sum of $          with interest thereof at the rate of (12%) per
                  ---------
annum, compounded annually, on the unpaid balance of the principal sum. Said
principal shall be due on the earlier to occur of September 30,     , thirty
                                                                ----
(30) days after termination other than for death or disability, or one year after termination for death or disability. Said interest shall be paid when the principal sum is repaid in full.

     Should the undersigned fail to make full payment of principal or interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note.

     This Note is subject to the terms of a Exercise Notice and Restricted Stock
Agreement, dated as of            . This Note is secured by a pledge of the
                       -----------
       shares of Rambus Inc. Common Stock that were exercised with the principal
------
sum received from this Note.

     The holder of this Note shall have full recourse against the undersigned personally for failure to pay the Notes as and when due.

     The principal is payable in lawful money of the United States of America. The privilege is reserved to prepay any portion of the Note at any time.

     If the undersigned shall default in the payment of amounts hereunder when due, the holder of this Note shall be entitled to payment by the undersigned of all costs of collection, including, without limitation, reasonable attorneys' fees and costs incurred in connection with such collection efforts, whether or not suit on this Note is filed. The maker waives presentment for payment, protest, notice of protest and notice of non-payment of this Note. This Note shall be governed by the laws of the State of California as they apply to contracts entered into and wholly to be performed within such sate.



Name:                                  Social Security #:
      ----------------------------                        --------------------

Print Name:
            ----------------------------